UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018

Teucrium Commodity Trust
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604335
(State or other jurisdictionof incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

115 Christina Landing Drive Unit 2004 Wilmington, DE 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 543-5977

232 Hidden Lake Rd Bldg A Brattleboro, VT 05301
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events.

As of February 1, 2018, Teucrium Trading, LLC and Affiliate (collectively, “the Company”), moved its headquarters to 115 Christina Landing Drive Unit 2004, Wilmington, DE 19801. The Company’s telephone is now 302-543-5977.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: February 1, 2018	By:	/s/ Dale Riker
Name: Dale Riker
Title: Chief Executive Officer